Tasker Capital Corp.

                Nonqualified Stock Option Grant Agreement Robert

                                   P. Appleby


Number of Shares:       1,000,000
Date of Grant:          April 5, 2004
Date of Hire:           December 9, 2003

      Tasker Capital Corp., a Nevada corporation (the "Company") hereby grants to Robert P. Appleby (the "Participant") as of the date of grant stated above (the "Grant Date"), an option (the "Option") to purchase the number of shares stated above (the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock").

      The Participant hereby accepts the Option, subject to the terms and conditions set forth in the following terms and conditions:

      1. Type of Option. The Option is not intended to, and shall not, be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Exercise Price. The price at which Shares may be purchased pursuant to the Option is $0.25 per share.

      3. Option Period. The Option expires one (1) day less than ten (10) years from the Grant Date.

      4. Vesting of Right to Exercise. Subject to Section 3, the Participant's right to exercise the Option shall vest in accordance with the table attached hereto as Attachment A. (the "Vesting Schedule"), with the percentage set forth in any row of the right hand column of the Vesting Schedule being the maximum percentage of the Shares which are folly vested shares (the "Vested Shares"), on a cumulative basis, at any time during the period beginning on the corresponding date set forth in the left hand column of the Vesting Schedule, so long as such period has been completed, and, for all but the last row of the Vesting Schedule, ending on the day immediately preceding the date set forth in the left hand column of the next row of the Vesting Schedule. Notwithstanding anything to the contrary herein, (i) in the event of a Change in Control (as defined below) that is effective during the Participant's employment with the Company, this Option may be exercised immediately prior to such Change in Control with respect to all of the Shares that are the subject of this Option, and (ii) in the event that the Participant's employment is involuntarily terminated by the Company without Cause (as defined below), this Option may be exercised with respect to all of the Shares that are the subject of this Option, A "Change of Control" shall mean and include the following:

            (a) a merger or consolidation of the Company with or into any other corporation or other entity (i) in which the Company is not the surviving entity or (ii) in which the Company is the surviving entity but in which holders of the Company's Voting Securities (as defined below) immediately prior to such merger or consolidation will not continue to hold at least a majority of the outstanding Voting Securities of the Company;

            (b) a sale, lease, exchange or other transfer (in one transaction or a related series of transactions, but excluding any merger or consolidation not having an effect described in the preceding clause) of all or substantially all of the Company's assets;

            (c) the acquisition by any person or any group of persons, acting together in any transaction or related series of transactions, of such quantity of the Company's Voting Securities as causes such person, or group of persons, to own beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, 50% or more of the combined voting power of the Voting Securities of the Company other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the Voting Securities outstanding increases the proportionate voting power represented by the Voting Securities owned by any such person or group of persons to 50% or more of the combined voting power of such Voting Securities; or

            (d) the liquidation or dissolution of the Company.

"Cause" means (i) conviction of, or plea of no contest by, Participant in a court of competent jurisdiction of any felony criminal offense, (ii) Participant's commission of an act of fraud, dishonesty or theft upon the Company that is materially detrimental to the Company; and (iii) willful refusal by Participant to perform the duties reasonably assigned to him by the Board (which duties are consistent with Participant's position with the Company), which failure or breach continues for more than 30 days after written notice given to Participant pursuant to a vote of at least two-thirds of all of the members of the Board, such vote to set forth in reasonable detail the nature of such refusal. "Voting Securities" means with respect to any corporation or other entity, securities having the right to vote in an election of the board of directors, or the equivalent of a board of directors, of such corporation or other entity.

      5. Exercise.

            (a) The Option may be exercised from time to time with respect to all or any part of the Shares as to which ft is exercisable at the time; provided, however, that it may not be exercised as to less than ten percent (10%) of the Shares at any one time, except with respect to the remaining Shares then purchasable under the Option, if less than ten percent (10%) of the Shares. No fractional Shares may be purchased except in combination with a fraction or fractions under another presently exercisable option, and then only to the extent that such combination equals a full Share.

            (b) To exercise the Option, the Participant (or other person exercising the Option) must deliver to the Company the following:

                  1. a completed and signed notice of exercise, in the form of Attachment B hereto, stating the number of Shares to be purchased. If the Option is being exercised by a person other than the Participant, the notice of exercise must be accompanied by proof of the right of such person to exercise the Option and such other pertinent information as the Company deems necessary,

                  2. two (2) signed Stock Restriction Agreements (the "Stock Restriction Agreement'^, in the form attached hereto as Attachment Cr and such other agreements, instruments or documents as the Company may reasonably require to comply with the requirements of the Securities Act of 1933, as amended, or any applicable state securities laws. The shares purchased pursuant to exercise of the Option shall be subject to the restrictions and limitations set forth in such agreements: and

                  3. payment in foil of the exercise price for the Shares beirig purchased in cash or by certified check, bank draft or money order made payable to the order of the Company.

In addition, the exercise of an Option shall be subject to satisfaction of all conditions the Company's Board of Directors (the "Board") may impose on the exercise of such Option pursuant to this Agreement, and any such exercise shall be effective only after all such conditions have been satisfied.

      6. No Rights as Stockholder. The Participant (or any other person entitled to exercise the Option) shall not be entitled to any rights as a stockholder of the Company with respect to any Shares covered by the Option until such Shares shall have been registered on the stock transfer books of the Company in the name of the Participant (or such other person).

      7. Section 16 Requirements. If Participant is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act*'), any retention of Shares by the Company to satisfy a tax obligation with respect to such Participant shall be made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under the Exchange Act. Additionally, (i) any Shares offered to a Participant subject to Section 16 of the Exchange Act (a "Section 16 Participant") may not be sold for six (6) months after acquisition;
(ii) any Shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (Hi) any Option or other similar right related to an equity security shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under this Agreement.

      8. Compliance with Laws. Regulations and Rules. This Agreement, the Option and the obligation of the Company to sell and deliver the Shares upon exercise of the

Option are and shall be subject to (a) all applicable laws, government regulations and rules and (b) all applicable regulations and rules adopted by the Board. If at any time the Board determines in its discretion that the listing, registration or qualification, on any securities exchange or under any federal or state law, of the Shares deliverable .upon exercise of the Option, or the consent or approval of any regulatory body, or compliance with any law, rule or regulation, is necessary or desirable as a condition of, or in connection with, the delivery or purchase of Shares, then exercise of the Option shall not be effective unless such listing, registration, qualification, consent, approval or compliance shall have been effected or obtained free of any conditions not acceptable to the Board.

      9. Legend on Certificates. Each certificate representing the Shares shall bear restrictive legends referring to the restrictions on transfer and repurchase rights of the Company contained in the Stock Restriction Agreement and the restrictions on transfer imposed by the Securities Act of 1933, as amended, and any applicable exemption therefrom pursuant to which the Shares may be issued.

      10. No Impairment Of Rights Under Management Agreement: No Employment Rights. Nothing in the Option or this Option Agreement impairs the right of the Company to terminate the Management Agreement in accordance with its terms or, confers upon the Participant any right to continued employment or interferes with the right of the Company to terminate the Participant's employment.

      11. Taxes. As a condition of issuance of Shares under this Option, the Company shall have the right to require the Participant or other person exercising the Option to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements or make other arrangements satisfactory to the Company with regard to such taxes.

      12. Amendments. The Board may at any time or times amend the Option for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law. No termination or amendment of the Option shall, without the Participant's consent, adversely affect the Participant's rights under the Option.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement as of the date first above written.

                                    THE COMPANY:

                                    Tasker Capital Corp:


                                    By:
                                    Name: [ILLEGIBLE]
                                    Title: President




                                    THE PARTICIPANT:


                                    [ILLEGIBLE]
                                    (Signature of Participant)


                                    (Printed Name of Participant)

                                    (Residence Street Address)
                                    (City)          (State)        (Zip Code)

                                  Attachment A
                                Vesting Schedule


                                                          Percentage of Shares
Date                                                      that are Vested Shares

Date of hire                                                                  0%
--------------------------------------------------------------------------------
Date of hire plus 1 month                                                2.7777%
--------------------------------------------------------------------------------
Date of hire plus 2 months                                               5.5555%
--------------------------------------------------------------------------------
Date of hire plus 3 months                                               8.3333%
--------------------------------------------------------------------------------
Date of hire plus 4 months                                              11.1111%
--------------------------------------------------------------------------------
Date of hire plus 5 months                                              13.8888%
--------------------------------------------------------------------------------
Date of hire plus 6 months                                              16.6666%
--------------------------------------------------------------------------------
Date of hire plus 7 months                                              19.4444%
--------------------------------------------------------------------------------
Date of hire plus 8 months                                              22.2222%
--------------------------------------------------------------------------------
Date of hire plus 9 months                                                   25%
--------------------------------------------------------------------------------
Date of hire plus 10 months                                             27.7777%
--------------------------------------------------------------------------------
Date of hire plus 11 months                                             30.5555%
--------------------------------------------------------------------------------
Date of hire plus 12 months                                             33.3333%
--------------------------------------------------------------------------------
Date of hire plus 13 months                                             36.1111%
--------------------------------------------------------------------------------
Date of hire plus 14 months                                             38.8888%
--------------------------------------------------------------------------------
Date of hire plus 15 months                                             41.6666%
--------------------------------------------------------------------------------
Date of hire plus 16 months                                             44.4444%
--------------------------------------------------------------------------------
Date of hire plus 17 months                                             47.2222%
--------------------------------------------------------------------------------
Date of hire plus 18 months                                                  50%
--------------------------------------------------------------------------------
Date of hire plus 19 months                                             52.7777%
--------------------------------------------------------------------------------

                                Vesting Schedule


                                                          Percentage of Shares
Date                                                      that are Vested Shares

Date of hire plus 20 months                                             55.5555%
--------------------------------------------------------------------------------
           Date of hire plus 21 months                                  58.3333%
--------------------------------------------------------------------------------
           Date of hire plus 22 months                                  61.1111%
--------------------------------------------------------------------------------
Date of hire plus 23 months                                             63.8888%
--------------------------------------------------------------------------------
Date of hire plus 24 months                                             66.6666%
--------------------------------------------------------------------------------
Date of hire plus 25 months                                             69.4444%
--------------------------------------------------------------------------------
Date of hire plus 26 months                                             72.2222%
--------------------------------------------------------------------------------
Date of hire plus 27 months                                                  75%
--------------------------------------------------------------------------------
Date of hire plus 28 months                                             77.7777%
--------------------------------------------------------------------------------
Date of hire plus 29 months                                             80.5555%
--------------------------------------------------------------------------------
Date of hire phis 30 months                                             83.3333%
--------------------------------------------------------------------------------
Date of hire plus 3 1 months                                            86.1111%
--------------------------------------------------------------------------------
Date of hire plus 32 months                                             88.8888%
--------------------------------------------------------------------------------
Date of hire plus 33 months                                             91.6666%
--------------------------------------------------------------------------------
Date of hire plus 34 months                                             94.4444%
--------------------------------------------------------------------------------
Date of hire plus 35 months                                             97.2222%
--------------------------------------------------------------------------------
Date of hire plus 36 months                                                 100%
--------------------------------------------------------------------------------
Tasker Capital Corp.                                  Participant

By:
--------------------------------------------------------------------------------
Name:
Title:
--------------------------------------------------------------------------------

                                  Attachment B

                 Form Notice of Exercise of Stock Option (To be
                completed and signed only on exercise of Option)


I hereby exercise the stock option (the "Option") granted by Tasker Capital Corp., a Nevada corporation (the "Company"), to me on ________, subject to all the terms and provisions thereof as contained in the Nonqualified Stock Option Grant Agreement of the same date signed by me concerning such Option, and notify you of my desire to purchase ____ Shares pursuant to the Option.

Enclosed is my check in the sum of $ ______ in full payment for such Shares and applicable withholding taxes.

I also enclose completed and signed duplicate Stock Restriction Agreements in the required form.


DATED:


                                        Signature:




                                        Name:

                                  Attachment C

                              Tasker Capital Coip.

                           Stock Restriction Agreement


      AGREEMENT (this "Agreement'"), dated as of ________, by and between Tasker Captial Corp., a Nevada corporation (the "ggmpany")r and _____________________ (the "Stockholder"), who is purchasing _____ shares of the Company's Common Stock pursuant to the exercise of an option (the "Option") (such shares of Common Stock presently owned and any additional shares which the Stockholder may acquire upon exercise of the Option or otherwise being hereinafter collectively called the "Shares").

      WHEREAS, at or prior to the date of this Agreement, the Stockholder has purchased all or a portion of the Snares; and

      WHEREAS, the Company and the Stockholder believe it is in the best interests of the Company and of the Stockholder that certain restrictions be placed upon all of the Shares;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Restrictions on Transfer.

            (a) No Transfer. The Stockholder shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Shares, or any interest therein, unless such transfer shall be made in compliance with the provisions of Section 2 of this Agreement.

            (b) Investment Representation. The Stockholder hereby represents, warrants and agrees with the Company that her or she is acquiring the Shares for his or her own account, for investment and not with a view to or in connection with any distribution thereof. The Stockholder shall not transfer any Shares unless either (i) a registration statement under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares shall have become, and continue to be, effective, or (ii) the Company receives an opinion of counsel that registration of such Shares is not required under the Act.

      2. Right of First Refusal.

            (a) Receipt of Third-Party Offer. If at any time the Stockholder desires to sell for cash, cash equivalents or any other form of consideration (including a promissory note) all or any part of the Shares pursuant to an offer or proposed offer from a third party

(the "Proposed Transferee"!, the Stockholder shall provide written notification to the Company, including a submission of a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company on terms and conditions, including price, not less favorable to the Company than those on which the Stockholder proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Stockholder, the terms and conditions, including price, of the proposed sale, and any other material facts relating to the proposed sale. The Offer shall further state that the Company may acquire, in accordance with the provisions of this Agreement, all or any portion of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable), set forth therein.

            (b) Company Notice of Intent to Purchase. If the Company desires to purchase all or any portion of the Offered Shares, the Company shall give to the Stockholder written notice of the number of Offered Shares to be purchased by it, which -notiee^hall be delivered in person or mailed to the Stockholder within twenty (20) days of the date of the Offer. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares. A sale of the Offered Shares to be sold to the Company pursuant to this
Section 1 shall be made at the offices of the Company on the forty-fifth (45th) day following the date of the Offer (or, if such day is not a business day, then on the next succeeding business day). Such sale shall be effected by the Stockholder's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by the Company, duly endorsed for transfer to the Company, against payment to the Stockholder of the purchase price therefor by the Company by a certified or cashier's check.

            (c) Sale to Third Party. Subject to Section 2(e), if, within twenty
(20) days of its receipt of the Offer, the Company fails to deliver written notice to the Stockholder of its intention to purchase all of the Offered Shares (the Offered Shares which the Company does not elect to purchase being referred to as the "Refused Shares"), the Refused Shares not so purchased may be sold by the Stockholder at any time within ninety (90) days after the date the Offer was made to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. If the Refused Shares are not sold within the ninety
(90) day period, they shall continue to be subject to the requirements of a prior offer pursuant to this Section 2. If the Refused Shares are sold pursuant to this Section 2 to any purchaser who is not a party to this Agreement, the Company, may at its option, require the purchaser to execute and deliver a new Stock Restriction Agreement in substantially the form of this Agreement containing substantially the same terms as those set forth herein.

            (d) Permitted Transfers. Subject to Section 2(e), the Stockholder shall have the right to make Permitted Transfers of the Stockholder's Shares and the provisions of subsections (a), (b) and (c) above shall not apply to any such Permitted Transfer by the Stockholder. For purposes of this Agreement, "Permitted Transfer" shall mean any transfer by the Stockholder during his or her lifetime of all or any portion of his or her Shares (i) to the Company, (ii) to another holder of issued and outstanding shares of capital stock of the Company, (Hi) to or for the benefit of any spouse, child or grandchild of the Stockholder, or to a trust for the benefit of any of the foregoing, including transfers by will or the laws of descent and distribution; provided, however, that, it shall be a condition of each such transfer, that (x) the transferee agrees to be bound by the terms of this Agreement as though no such transfer had taken place, and that (y) the Stockholder has complied with all applicable law in connection with such transfer.

            (e) Prohibition of Transfer. Notwithstanding the foregoing provisions of this Section 2, the Company may prohibit transfers of the Shares to the extent it may do so under the laws of the State of Nevada. If the Company desires to prohibit the Stockholder from transferring any Offered Shares to a Proposed Transferee pursuant to Section 2(c), it shall give to the Stockholder written notice of such prohibition within twenty (20) days of the date of the related Offer to the Company pursuant to Section 2(a). If the Company delivers such a notice to the Stockholder with respect to any proposed transfer of Offered Shares to a Proposed Transferee, the Stockholder shall not be entitled to transfer the Offered Shares covered by such notice to the Proposed Transferee.

      3. Effect of Prohibite.d_T.ransier. The Company shall not be required (a) to transfer on its books any of the Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) to treat as owner of such Shares, or to pay dividends to, any transferee to whom any such Shares shall have been so sold or transferred.

      4. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

      The shares of stock represented by this certificate are subject to restrictions upon transfer set forth in a certain Stock Restriction Agreement between the Company and the registered owner of this certificate. The Company will furnish a copy of such Agreement to the holder of this certificate upon written request and without charge.

      5. Section 16 Requirements. If Participant is subject to Section 16(a) of the Exchange Act, (i) any Shares offered to a Section 16 Participant may not be sold for six (6) months after acquisition; (ii) any Shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under this Agreement.


      6. Adjustments for Stock Splits^ Stock Dividends. Etc. If from time to time while this Agreement shall remain in force and effect there is any stock split-up, stock dividend, stock distribution or other reclassification of the Common Stock of the Company, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of his ownership of Shares shall be immediately subject to the restrictions on transfer and other provisions of this Agreement in the same manner and to the same extent as such Shares.

      7. Miscellaneous.

            (a) Termination of Restrictions on Transfer, This Agreement, and the obligations of the Stockholder and the Company hereunder., shall terminate upon the earliest to occur of: (i) the effective date of a registration statement under the Act, with respect to the Shares; (ii) the date on which the Shares become freely saleable under Rule 144 of the Act; (iii) the sale of all or substantially all of the shares of capital stock, the assets or business of the Company, by merger, sale of assets or otherwise; or (iv) the expiration of ten
(10) years from the date of this Agreement. The sale of the Shares pursuant to any of the transactions described in clauses (i), (ii) and (iii) of the preceding sentence shall not be subject to the provisions of said Section l(a) and Section 2.

            (b) Severability; Governing Law. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the state of the Company's incorporation.

            (c) Injunctive Relief. It is acknowledged that it will be impossible to measure the damages that would be suffered by the Company if the Stockholder fails to comply with the provisions of this Agreement and that, in the event of any such failure, the Company will not have an adequate remedy at law. The Company shall, therefore, be entitled to obtain specific performance of each of the Stockholder's obligations hereunder and to obtain immediate injunctive relief. The Stockholder shall not urge, as a defense to any proceeding for such specific performance or injunctive relief, that the Company has an adequate remedy at law.

            (d) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

            (e) Modification or Amendment. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by the Stockholder and the Company.

            (f) Notices. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery, upon deposit with the United States Post Office, by registered, certified mail, postage prepaid, or upon deposit with a recognized express overnight courier service, addressed, if to the Company, to Tasker Capital Corp., 40 Grove Street, Suite 140, Wellesley, Massachusetts 02482, Attention:

President, and if to the Stockholder, to the address shown beneath his or her respective signature to this Agreement, or at such other address or addresses as either party shall designate to the other in accordance with this subsection
(f).

            (g) Merger Provision. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, of the parties hereto concerning the subject matter hereof.

            (h) Waivers. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company. Waivers will riot be unreasonably withheld.

            (i) Amendment. This Agreement may be amended or modified only by a written instrument executed by both the Company and the Stockholder.




                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                    THE COMPANY:
                                    Tasker Capital Corp.

                                    By:
                                    Name:
                                    Title:


                                    THE STOCKHOLDER:



                                    (Signature of Stockholder)


                                    (Printed Name of Stockholder)


                                    (Residence Street Address)


                                    (City) (State) (Zip Code)